                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               December 5, 1997


                               Mobil Corporation

                               -----------------

             (Exact Name of registrant as specified in its charter)


        Delaware                      1-7555                    13-2850309
--------------------------------------------------------------------------------
(State of Other Jurisdiction       (Commission              (I.R.S. Employer
   of Incorporation)               File Number)             Identification No.)


                              3225 Gallows Road
                              Fairfax, Virginia
                                  22037-0001

                            (Address of principal
                             executive offices)



       Registrant's telephone number, including area code (703) 846-3000


                                   No Change

              -----------------------------------------------------
         (Former name or former address, if changed since last report)

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        Item 7.  Exhibits.  The documents listed below are filed as Exhibits with reference to the Registration Statement (the "Registration Statement") on Form S-3 (Registration No. 333-13457) of Mobil Corporation (the "Company"), Mobil Equipment Finance Company Inc. (the "Charterer"), and certain other subsidiaries of the Company. The Registration Statement and the Prospectus Supplement, dated December 2, 1997, to the Prospectus, dated November 12,
1996, relate to the offering of the Company's Pass Through Certificates, Series 1997-C.



                                 EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------

        1.1 Underwriting Agreement, dated as of December 2, 1997, among Mobil Corporation, Mobil Equipment Finance Company Inc. and Salomon Brothers Inc.

        4.1 Pass Through Trust Supplement No. 1997-C, dated as of December 5, 1997, among Mobil Corporation, Mobil Equipment Finance Company Inc., and State Street Bank and Trust Company.

        4.2 Form of Trust Indenture, Assignment of Charter and Head Lease and Security Agreement, dated as of December 5, 1997, between QM Tanker 1177 Trust, as Owner Trust, and State Street Bank and Trust Company, as Indenture Trustee.

        4.3 Form of Series 1997 C-1 Secured Non-recourse Discount Note (QM Tanker No. 1177 Trust).

        4.4 Form of Charter Party, dated as of December 5, 1997, between QM Tanker 1177 Trust, as Owner, and Mobil Equipment Finance Company Inc., as Charterer (Charter of Hull No. 1177).

        4.5 Form of Declaration and Agreement of Trust, relating to QM Tanker 1177 Trust, dated as of December 5, 1997, among QM
                Tanker 1177 Trust, as Owner Trust, QM Tanker Co., LLC, as
                Owner Participant, Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, and Wilmington Trust Company, as Delaware Trustee.

        4.6 Form of Participation Agreement, dated as of December 5, 1997, among Mobil Equipment Finance Company Inc., as Charterer, QM Tanker Co., LLC, as Owner Participant, QM Tanker 1177 Trust, as Owner Trust, Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, State Street Bank and Trust Company, as Pass Through Trustee and Loan Participant, and State Street Bank and Trust Company, as Indenture Trustee.

        4.7 Form of Mobil Guaranty, dated as of December 5, 1997, among Mobil Corporation, Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, State Street Bank and Trust Company, as Indenture Trustee, State Street Bank and Trust Company, as Pass Through Trustee and Loan Participant, and QM Tanker Co., LLC, as Owner Participant.

        4.8 Form of Appendix of Definitions to Participation Agreement relating to Hull No. 1177.

        4.9 Form of Trust Indenture, Assignment of Charter and Head Lease and Security Agreement, dated as of December 5, 1997, between QM Tanker 1118 Trust, as Owner Trust, and State Street Bank and Trust Company, as Indenture Trustee.

        4.10 Form of Series 1997 C-2 Secured Non-recourse Discount Note (QM Tanker No. 1178 Trust).

        4.11 Form of Charter Party, dated as of December 5, 1997, between QM Tanker 1178 Trust, as Owner, and Mobil Equipment Finance Company Inc., as Charterer (Charter of Hull No. 1178).

        4.12 Form of Declaration and Agreement of Trust, relating to QM Tanker 1178 Trust, dated as of December 5, 1997, among QM
                Tanker 1178 Trust, as Owner Trust, and QM Tanker Co., LLC, as Owner Participant, Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, and Wilmington Trust Company, as Delaware Trustee.

        4.13 Form of Participation Agreement, dated as of December 5, 1997, among Mobil Equipment Finance Company Inc., as Charterer, QM Tanker Co., LLC, as Owner Participant, QM Tanker 1178 Trust, as Owner Trust, Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, State Street Bank and Trust Company, as Pass Through Trustee and Loan Participant, and State Street Bank and Trust Company, as Indenture Trustee.

        4.14 Form of Mobil Guaranty, dated as of December 5, 1997, among Mobil Corporation and Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, State Street Bank and Trust Company, as Indenture Trustee, State Street Bank and Trust Company, as Pass Through Trustee and Loan Participant and QM Tanker Co., LLC, as Owner Participant (Charter of Hull No. 1178).

        4.15 Form of Appendix of Definitions to Participation Agreement relating to Hull No. 1178.

        4.16    Form of Pass Through Certificate, Series 1997-C.

                                  SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        MOBIL CORPORATION


                        By: /s/ W.R. Arnheim
                            ---------------------------------
                        Name:  W.R. Arnheim
                        Title: Treasurer


Dated:  December 12, 1997

                                 EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------

        1.1 Underwriting Agreement, dated as of December 2, 1997, among Mobil Corporation, Mobil Equipment Finance Company Inc. and Salomon Brothers Inc.

        4.1 Pass Through Trust Supplement No. 1997-C, dated as of December 5, 1997, among Mobil Corporation, Mobil Equipment Finance Company Inc., and State Street Bank and Trust Company.

        4.2 Form of Trust Indenture, Assignment of Charter and Head Lease and Security Agreement, dated as of December 5, 1997, between QM Tanker 1177 Trust, as Owner Trust, and State Street Bank and Trust Company, as Indenture Trustee.

        4.3 Form of Series 1997 C-1 Secured Non-recourse Discount Note (QM Tanker 1177 Trust).

        4.4 Form of Charter Party, dated as of December 5, 1997, between QM Tanker 1177 Trust, as Owner, and Mobil Equipment Finance Company Inc., as Charterer (Charter of Hull No. 1177).

        4.5 Form of Declaration and Agreement of Trust, relating to QM Tanker 1177 Trust, dated as of December 5, 1997, among QM
                Tanker 1177 Trust, as Owner Trust, and QM Tanker Co., LLC, as Owner Participant, Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, and Wilmington Trust Company, as Delaware Trustee.

        4.6 Form of Participation Agreement, dated as of December 5, 1997, by and among Mobil Equipment Finance Company Inc., as Charterer, QM Tanker Co., LLC, as Owner Participant, QM Tanker 1177 Trust, as Owner Trust, Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, State Street Bank and Trust Company, as Pass Through Trustee and Loan Participant, and State Street Bank and Trust Company, as Indenture Trustee.

        4.7 Form of Mobil Guaranty, dated as of December 5, 1997, among Mobil Corporation and Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, State Street Bank and Trust Company, as Indenture Trustee, State Street Bank and Trust Company as Pass Through Trustee and Loan Participant, and QM Tanker Co., LLC, as Owner Participant. (Charter of Hull No. 1177.)

        4.8 Form of Appendix of Definitions to Participation Agreement relating to Hull No. 1177.

        4.9 Form of Trust Indenture, Assignment of Charter and Head Lease and Security Agreement, dated as of December 5, 1997, between QM Tanker 1178 Trust, as Owner Trust, and State Street Bank and Trust Company, as Indenture Trustee.

        4.10 Form of Series 1997 C-2 Secured Non-recourse Discount Note (QM Tanker 1178 Trust).

        4.11 Form of Charter Party, dated as of December 5, 1997, between QM Tanker 1178 Trust, as Owner, and Mobil Equipment Finance Company Inc., as Charterer. (Charter of Hull No. 1178.)

        4.12 Form of Declaration and Agreement of Trust, relating to QM Tanker 1178 Trust, dated as of December 5, 1997, among QM
                Tanker 1178 Trust, as Owner Trust, QM Tanker Co., LLC, as
                Owner Participant, Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, and Wilmington Trust Company, as Delaware Trustee.

        4.13 Form of Participation Agreement, dated as of December 5, 1997, among Mobil Equipment Finance Company Inc., as Charterer, QM Tanker Co., LLC, as Owner Participant, QM Tanker 1178 Trust, as Owner Trust, Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, State Street Bank and Trust Company, as Pass Through Trustee and Loan Participant, and State Street Bank and Trust Company, as Indenture Trustee.

        4.14 Form of Mobil Guaranty, dated as of December 5, 1997, among Mobil Corporation and Deutsche Morgan Grenfell (Cayman) Limited, as Managing Trustee, State Street Bank and Trust Company, as Indenture Trustee, State Street Bank and Trust Company as Pass Through Trustee and Loan Participant and QM Tanker Co., LLC, as Owner Participant (Charter of Hull No. 1178).

        4.15 Form of Appendix of Definitions to Participation Agreement relating to Hull No. 1178.

        4.16    Form of Pass Through Certificate, Series 1997-C.